Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Shareholder Voting Results                                        8
      Financial Information
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             18
         Statement of Assets and Liabilities                           19
         Statement of Operations                                       20
         Statement of Changes in Net Assets                            21
         Notes to Financial Statements                                 22












Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Small Cap Stock Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus, which gives further details about the Fund.

USAA   with  the  eagle  is   registered   in  the  U.S.   Patent  &   Trademark
Office.(Copyright)2000, USAA. All rights reserved.










USAA Family of Funds Summary

         Fund                                                        Minimum
       Type/Name                       Volatility                  Investment
       ---------                       ----------                  ----------

CAPITAL APPRECIATION
================================================================================
 Aggressive Growth                  Very high                        $3,000
 Emerging Markets                   Very high                         3,000
 First Start Growth(Registered
   Trademark)                       Moderate to high                  3,000
 Gold                               Very high                         3,000
 Growth                             Moderate to high                  3,000
 Growth & Income                    Moderate                          3,000
 International                      Moderate to high                  3,000
 S&P 500(Registered Trademark)
   Index                            Moderate                          3,000
 Science & Technology               Very high                         3,000
 Small Cap Stock                    Very high                         3,000
 World Growth                       Moderate to high                  3,000

ASSET ALLOCATION
================================================================================
 Balanced Strategy                  Moderate                         $3,000
 Cornerstone Strategy               Moderate                          3,000
 Growth and Tax
  Strategy                          Moderate                          3,000
 Growth Strategy                    Moderate to high                  3,000
 Income Strategy                    Low to moderate                   3,000

INCOME - TAXABLE
================================================================================
 GNMA(Registered Trademark) Trust   Low to moderate                  $3,000
 High-Yield
  Opportunities                     High                              3,000
 Income                             Moderate                          3,000
 Income Stock                       Moderate                          3,000
 Intermediate-Term
  Bond                              Low to moderate                   3,000
 Short-Term Bond                    Low                               3,000

INCOME - TAX EXEMPT
================================================================================
 Long-Term                          Moderate                         $3,000
 Intermediate-Term                  Low to moderate                   3,000
 Short-Term                         Low                               3,000
 State Bond Income                  Moderate                          3,000

MONEY MARKET
================================================================================
 Money Market                       Very low                         $3,000
 Tax Exempt
  Money Market                      Very low                          3,000
 Treasury Money Market Trust
   (Registered Trademark)           Very low                          3,000
 State Money Market                 Very low                          3,000



Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark)is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.











Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J.C. Roth, CFA, appears here]

What an exciting time this is!

The way we do business, the way we communicate with each other, the way we live our lives is all changing with breathtaking speed. It is fascinating and sometimes scary. And it creates new investment ideas every day.

As we begin 2000, a challenging investment picture is out there. In the last half of 1999, especially, investors in growth or technology stocks had wonderful returns. These came on the heels of four previous years of returns that were well above average. Those returns in 1999 were the product of the actions of investors who think on the leading edge: technology, Internet, electronics. For investors who included bonds or value-based stocks in their portfolios, 1999 was disappointing. The returns there were largely driven by the Federal Reserve, which is much more concerned with inflation than with leading-edge thinking. I do not mean that as a put-down; that's just how it is.

And one last piece of the puzzle: the returns for growth and technology stocks are coupled with price/earnings ratios that are so far above any common standard that people are only guessing at what they mean.

So, in a nutshell, 1999 was huge returns on growth and tech stocks coupled with valuations that were stratospheric and paltry returns on everything else. And, oh yes, the economy continues to grow in a way that has some economists talking about eliminating the national debt in just over a decade.

Great opportunities coupled with very interesting risks is a picture that for many of you will continue to argue for the approach we have counseled. Create a portfolio that pursues your goals within a level of risk which you can tolerate.

That portfolio can be much more exciting than it was a few years ago. We'd love to help you create it.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.











Investment Review

USAA SMALL CAP STOCK FUND

OBJECTIVE: Long-term growth of capital.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies with small market capitalizations.

--------------------------------------------------------------------------------
                                  1/31/00
--------------------------------------------------------------------------------
 Net Assets                    $74.5 Million
 Net Asset Value Per Share        $13.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Return as of 1/31/00
--------------------------------------------------------------------------------
                  Since Inception on 8/2/99         34.60%
--------------------------------------------------------------------------------



The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



  CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund, the S&P Small Cap 600 Index, and the Lipper Small Cap General Funds Average for the period of 08/02/99 through 01/31/2000. The data points from the graph are as follows:


               USAA Small Cap          S&P Small Cap      Lipper Small Cap
                 Stock Fund             600 Index        General Funds Avg.
               ---------------           -------         ------------------

08/02/99         $10,000                 $10,000             $10,000
08/99              9,900                   9,560               9,731
09/99              9,890                   9,601               9,772
10/99             10,080                   9,577               9,985
11/99             11,560                   9,980              10,808
12/99             13,220                  10,797              12,215
01/00             13,460                  10,462              11,949

Data since inception on 8/2/99 through 1/31/00



The graph illustrates the comparison of a $10,000 hypothetical investment in the Small Cap Stock Fund to the S&P SmallCap 600 Index and the Lipper Small Cap General Funds Average. The S&P SmallCap 600 Index is an unmanaged market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Lipper Average is the average performance level of all small-cap general funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.











Message from the Managers


[Photograph of Portfolio Managers: Eric M. Efron, CFA, and John K. Cabell, Jr., CFA, appears here]



MARKET CONDITIONS

The USAA Small Cap Stock Fund opened for business on August 2, 1999. We would be hard pressed to find a more opportune time to have started it up. During the six months that ended January 31, 2000, small-cap stocks began to narrow a multiyear performance deficit relative to their large-cap counterparts. After a prolonged period, investors finally appear to have become more willing to forego some of the liquidity of large-cap equities in order to take advantage of the attractive valuations and growth prospects of smaller ones. Thus, the S&P SmallCap 600 Index, a leading benchmark of small-cap stock performance, advanced 4.6% during the six months ended January 31, 2000, virtually matching that of the S&P 500, a major large-cap indicator, which was up by 5.6%.

In the aggregate, equity investments, propelled by generally good earnings, low inflation, and an overall benign interest rate environment, provided positive returns during this period, with all the major U.S. stock indices rising in value. U.S. equity markets weakened amidst pronounced volatility brought on by the prospect of rising interest rates in January, but this was not enough to dictate the direction of the semiannual performance trends. Despite the rise in the major market indices, good performance was narrowly based, with by far the greatest appreciation coming from the technology, communications, biotechnology, and energy services sectors.

PERFORMANCE

The USAA Small Cap Stock Fund was well positioned to take advantage of the conditions listed earlier. Helped by its sizeable representation in these four sectors and by its active participation in a healthy IPO (initial public offerings) market, the Fund got off to a very good start. It provided a total return of 34.6% during the six months ended January 31, 2000, versus 4.6% for the S&P SmallCap 600 Index.

PORTFOLIO STRATEGY

We have been asked many times how the investment strategies differ between the USAA Small Cap Stock Fund and the USAA Aggressive Growth Fund, which we also manage. We thought now would be a good time to clarify the distinctions between the two funds.

The USAA Small Cap Stock Fund diversifies according to investment style but not according to market capitalization range. It places all its new investments in small-capitalization stocks, but incorporates a blended style by investing in both growth and value equities. By our definition, any stock with a market capitalization equal to or less than the largest market capitalization stock (currently about $5.9 billion) in the S&P 600 SmallCap Index is a small-cap stock. In effect, the Fund lets the stock market define the size of a small-capitalization stock. Our target is dynamic and fluid rather than static. We have a flexible definition of "value." Value stocks can include stocks selling at low multiples of earnings, revenues, assets, or book value relative to the following:

            * equities in general
            * similar  equities
            * past valuations
            * future growth prospects
            * perceived economic value

Stocks may be deemed to be values for other reasons as well. The companies underlying value stocks tend to be more mature and to be growing at slower rates than their growth counterparts. By most conventional measures, value stocks tend to be more moderately priced and less volatile than growth stocks, although there may be exceptions. We believe that our selection of value stocks has good appreciation potential, but in growth-dominated stock markets such as the one we are experiencing now, it may take more time for this potential to be realized than might be the case for growth stocks.

In contrast to the USAA Small Cap Stock Fund, the USAA Aggressive Growth Fund diversifies according to market capitalization but not according to investment style. It has the flexibility to invest in both tiny companies as well as giant ones, but at the same time, it invests only in companies with rapidly growing earnings or the prospects thereof.

Where the two funds overlap is in the area of small-cap growth stocks. Within this sphere, the USAA Small Cap Stock Fund follows the USAA Aggressive Growth Fund's example of investing in rapidly growing companies that are in a good position to take advantage of changing social and economic trends, but each fund diversifies away from this common core in a different manner. As described earlier, the USAA Small Cap Stock Fund branches out into value stocks, and the USAA Aggressive Growth Fund extends into the mid- and large-cap realms. The intended design of each fund is to provide investors with exposure to parts of the stock market that are in relative favor at all times.

OUTLOOK

The USAA Small Cap Stock Fund enjoyed very strong performance during the period stretching from its inception through January 31, 2000. The positive conditions that contributed so strongly to performance during the past half year remain in place. Most signs point to moderation in terms of economic growth, corporate earnings, inflation, and interest rates. This makes us optimistic about future investment prospects for stocks in general and for small-cap stocks in particular.

Nevertheless, we would be remiss not to point out that past performance is not a guarantee of future results. As good as the fundamental outlooks of our individual holdings might be, stocks in general, and technology issues in particular, are selling at valuations that defy conventional investment wisdom. This could leave them exposed to any possible negative news including political and social disruptions, earnings disappointments, residual Y2K issues, and rising inflation and interest rates. This Fund is likely to be volatile due to its focus on small-cap stocks, which tend to have lower trading liquidity than their larger counterparts.

In the event of a stock market correction, this Fund may be more vulnerable than many others due to its large holdings of high-valuation and low-market-capitalization equities. Should this occur, we urge investors to maintain their long-term perspective. We believe that the companies such as the ones comprising our portfolio have good managements as well as favorable long-term prospects and have excellent potential over the long haul.


Respectfully submitted on February 4, 2000.



Past performance is no guarantee of future results.



-------------------------------------     --------------------------------------
        Top Ten Equity Holdings                    Top Ten Industries
          (% of Net Assets)                        (% of Net Assets)
-------------------------------------     --------------------------------------
Human Genome Sciences, Inc.       4.5     Biotechnology                     15.1
Affymetrix, Inc.                  3.1     Internet Services                  8.3
IDEC Pharmaceuticals Corp.        2.7     Drugs                              5.9
Biovail Corp. International       2.4     Communication Equipment            4.8
Sepracor, Inc.                    1.9     Medical Products & Supplies        4.3
Caliper Technologies Corp.        1.9     Computer Software & Service        4.1
King Pharmaceuticals, Inc.        1.2     Telephones                         3.7
Forward Air Corp.                 1.1     Services - Commercial & Consumer   3.4
Techne Corp.                      1.0     Oil & Gas - Drilling/Equipment     2.7
Accredo Health, Inc.              0.8     Equipment - Semiconductors         2.4
-------------------------------------     --------------------------------------








Shareholder Voting Results


On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Mutual Fund, Inc. (the Company) for proposals 1 and 2.

1 Proposal to elect Directors as follows:

     DIRECTORS                    VOTES FOR             VOTES WITHHELD
     Robert G. Davis             1,769,441,834            27,742,867
     Michael J.C. Roth           1,769,442,078            27,742,623
     Barbara B. Dreeben          1,769,442,172            27,742,529
     Robert L. Mason             1,769,442,172            27,742,529
     David G. Peebles            1,769,442,078            27,742,623
     Michael F. Reimherr         1,769,441,328            27,743,373
     Richard A. Zucker           1,769,444,074            27,740,627

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office terminated on December 31, 1999.

2 Proposal to ratify the selection by the Board of Directors of KPMG LLP as auditors for the Company.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

      1,664,427,712                19,027,937              27,873,822











USAA SMALL CAP STOCK FUND
PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)
                                                                        Market
 Number                                                                 Value
of Shares                    Security                                   (000)
--------------------------------------------------------------------------------
                          COMMON STOCKS (86.0%)
            Aerospace/Defense (0.3%)
    9,000   AAR Corp.                                                    $   159
    5,300   Aviation Sales Co. *                                              46
--------------------------------------------------------------------------------
                                                                             205
--------------------------------------------------------------------------------
            Air Freight (0.4%)
   10,000   Eagle USA Airfreight, Inc. *                                     327
--------------------------------------------------------------------------------
            Airlines (0.3%)
   11,200   Atlantic Coast Airlines, Inc. *                                  202
--------------------------------------------------------------------------------
            Auto Parts (1.0%)
   30,000   Copart, Inc. *                                                   510
    9,200   Littelfuse, Inc. *                                               231
--------------------------------------------------------------------------------
                                                                             741
--------------------------------------------------------------------------------
            Banks - Major Regional (0.4%)
    9,000   Bank of the Ozarks, Inc.                                         159
   10,000   Hamilton Bancorp, Inc. *                                         161
--------------------------------------------------------------------------------
                                                                             320
--------------------------------------------------------------------------------
            Beverages - Alcoholic (0.5%)
    9,000   Beringer Wine Estates Holdings, Inc. "B" *                       396
--------------------------------------------------------------------------------
            Biotechnology (15.1%)
   10,000   Affymetrix, Inc. *                                             2,315
   11,000   Biomatrix, Inc. *                                                244
   10,000   Chirex, Inc. *                                                   148
   34,000   Human Genome Sciences, Inc. *                                  3,332
   16,000   IDEC Pharmaceuticals Corp. *                                   2,019
    6,900   Inhale Therapeutic Systems, Inc. *                               403
    6,000   Maxygen, Inc. *                                                  448
    3,000   Millennium Pharmaceuticals, Inc. *                               562
    4,800   Qiagen N.V. *                                                    475
   12,000   Techne Corp. *                                                   748
    6,000   Transkaryotic Therapies, Inc. *                                  195
   10,000   Vical, Inc. *                                                    385
--------------------------------------------------------------------------------
                                                                          11,274
--------------------------------------------------------------------------------
            Broadcasting - Radio & TV (0.8%)
    8,000   Radio Unica Communications *                                     192
   10,000   Regent Communications, Inc. *                                    118
    6,400   Salem Communications Corp. "A" *                                 110
   14,300   Sinclair Broadcast Group, Inc. "A" *                             114
    1,400   Spanish Broadcasting Systems, Inc. "A" *                          48
      200   Wink Communications, Inc. *                                       12
--------------------------------------------------------------------------------
                                                                             594
--------------------------------------------------------------------------------
            Building Material Group (0.8%)
    4,000   Simpson Manufacturing, Inc. *                                    157
   15,000   Trex Company, Inc. *                                             405
--------------------------------------------------------------------------------
                                                                             562
--------------------------------------------------------------------------------
            Chemicals (0.7%)
   10,000   Symyx Technologies *                                             515
--------------------------------------------------------------------------------
            Chemicals - Specialty (0.3%)
   11,800   Polymer Group, Inc.                                              201
--------------------------------------------------------------------------------
            Communication Equipment (4.8%)
    8,200   Advanced Fibre Communications, Inc. *                            302
    3,400   Airnet Communications Corp. *                                    112
   16,300   Altigen Communications, Inc. *                                   222
    6,700   Ancor Communications, Inc. *                                     252
   13,000   Digital Microwave Corp. *                                        416
    3,900   Gadzoox Networks, Inc. *                                         148
    3,700   Harmonic, Inc. *                                                 356
    1,700   interWAVE Communications International, Ltd. *                    62
    2,200   MCK Communications, Inc. *                                        59
      700   Netro Corp. *                                                     30
    1,300   Next Level Communications, Inc. *                                105
    6,800   Paradyne Networks, Inc. *                                        184
    1,100   Sonicwall, Inc. *                                                 64
   12,800   Spectrian Corp. *                                                262
      300   Sycamore Networks, Inc. *                                         96
   14,100   Tekelec, Inc.*                                                   337
    5,100   Terayon Communication Systems, Inc. *                            546
--------------------------------------------------------------------------------
                                                                           3,553
--------------------------------------------------------------------------------
            Computer - Hardware (0.6%)
    3,100   Sandisk Corp. *                                                  415
--------------------------------------------------------------------------------
            Computer - Networking (0.6%)
    2,400   Alteon Websystems, Inc. *                                        236
      300   Cobalt Networks, Inc. *                                           24
      500   Crossroads Systems, Inc. *                                        36
      600   Finisar Corp. *                                                   36
      400   Foundry Networks, Inc. *                                          54
      600   JNI Corp. *                                                       36
--------------------------------------------------------------------------------
                                                                             422
--------------------------------------------------------------------------------
            Computer Software & Service (4.1%)
    1,600   ASD Systems, Inc. *                                               13
   12,300   Avant! Corp. *                                                   219
    2,300   Bluestone Software, Inc. *                                       203
   30,000   Condor Technology Solutions, Inc. *                               41
    3,200   Daleen Technologies, Inc. *                                       61
    2,000   Digimarc Corp. *                                                 108
    2,500   Digital Island, Inc. *                                           211
   13,400   Diversinet Corp. *                                               214
      300   Extensity, Inc. *                                                 17
      900   InterTrust Technologies Corp. *                                  130
      800   Metasolv Software, Inc. *                                         85
   10,900   Network Associates, Inc. *                                       283
      500   Ondisplay, Inc. *                                                 40
    3,200   OpenTV Corp. "A" *                                               319
   11,700   Perot Systems Corp. "A" *                                        236
   11,100   Scientific Learning Corp. *                                      279
    3,200   Telemate.Net Software, Inc. *                                     46
   10,100   Transaction Systems Architects, Inc. *                           217
   11,300   Wind River Systems, Inc. *                                       335
--------------------------------------------------------------------------------
                                                                           3,057
--------------------------------------------------------------------------------
            Drugs (5.9%)
    9,000   Alpharma, Inc. "A"                                               306
   36,000   Biovail Corp. International *                                  1,795
   15,000   King Pharmaceuticals, Inc. *                                     885
   10,000   Sepracor, Inc. *                                               1,400
--------------------------------------------------------------------------------
                                                                           4,386
--------------------------------------------------------------------------------
            Electrical Equipment (0.3%)
   18,000   SLI, Inc. *                                                      211
--------------------------------------------------------------------------------
            Electronics - Computer Distributors (0.4%)
   12,000   Kent Electronics Corp. *                                         277
--------------------------------------------------------------------------------
            Electronics - Instrumentation (0.6%)
   12,600   Methode Electronics, Inc. "A"                                    430
--------------------------------------------------------------------------------
            Electronics - Semiconductors (1.8%)
   16,900   3DFX Interactive, Inc. *                                         144
    5,900   Hi/Fn, Inc. *                                                    325
    5,600   Metalink Ltd. *                                                  124
    7,700   MMC Networks, Inc. *                                             216
      500   Netsilicon, Inc. *                                                11
   12,100   Quicklogic Corp. *                                               181
    2,600   Rambus, Inc. *                                                   196
      300   Silicon Image, Inc. *                                             22
    1,800   Virata Corp. *                                                   101
--------------------------------------------------------------------------------
                                                                           1,320
--------------------------------------------------------------------------------
            Equipment - Semiconductors (2.4%)
    7,400   Brooks Automation, Inc. *                                        377
    5,500   Cymer, Inc. *                                                    303
    9,500   Electroglas, Inc. *                                              280
    5,900   PRI Automation, Inc. *                                           414
   27,600   SpeedFam-IPEC, Inc. *                                            416
--------------------------------------------------------------------------------
                                                                           1,790
--------------------------------------------------------------------------------
            Finance - Consumer (1.1%)
   10,000   Metris Companies, Inc.                                           366
   20,000   NCO Group, Inc. *                                                461
--------------------------------------------------------------------------------
                                                                             827
--------------------------------------------------------------------------------
            Finance - Diversified (0.4%)
    8,700   Heller Financial, Inc. "A"                                       181
    3,100   Official Payments Corp. *                                        106
--------------------------------------------------------------------------------
                                                                             287
--------------------------------------------------------------------------------
            Foods (0.8%)
    7,000   American Italian Pasta Co. "A" *                                 192
   10,000   Suiza Foods Corp. *                                              411
--------------------------------------------------------------------------------
                                                                             603
--------------------------------------------------------------------------------
            Gaming Companies (0.8%)
   21,000   Isle of Capri Casinos, Inc. *                                    232
   11,600   Mandalay Resort Group *                                          179
   15,000   Mirage Resorts, Inc. *                                           187
--------------------------------------------------------------------------------
                                                                             598
--------------------------------------------------------------------------------
            Health Care - Diversified (1.0%)
   19,000   Accredo Health, Inc. *                                           589
    5,200   Professional Detailing, Inc. *                                   140
--------------------------------------------------------------------------------
                                                                             729
--------------------------------------------------------------------------------
            Health Care - HMOs (0.7%)
   10,000   Express Scripts, Inc. "A" *                                      517
--------------------------------------------------------------------------------
            Health Care - Specialized Services (1.5%)
    7,200   Advance Paradigm, Inc. *                                         135
    4,300   Ebenx, Inc. *                                                    238
   12,500   Orthodontic Centers of America, Inc. *                           191
   12,000   Priority Healthcare Corp. "B" *                                  347
   10,000   Rehabcare Group, Inc. *                                          236
--------------------------------------------------------------------------------
                                                                           1,147
--------------------------------------------------------------------------------
            Homebuilding (0.3%)
   14,000   Crossmann Communities, Inc. *                                    227
--------------------------------------------------------------------------------
            Housewares (0.6%)
    6,600   Salton, Inc. *                                                   303
    8,000   Yankee Candle Co., Inc. *                                        133
--------------------------------------------------------------------------------
                                                                             436
--------------------------------------------------------------------------------
            Internet Services (8.3%)
      200   Akamai Technologies, Inc. *                                       50
   10,500   barnesandnoble.com, Inc. *                                       122
      900   Be Free, Inc. *                                                   90
   15,300   CAIS Internet, Inc. *                                            535
      300   Calico Commerce, Inc. *                                           10
    1,700   Data Return Corp. *                                               99
      900   Digital Impact, Inc. *                                            43
   21,800   EDGAR Online, Inc. *                                             199
    7,900   Entrust Technologies, Inc. *                                     374
      400   Expedia, Inc. "A" *                                               11
      100   Freemarkets, Inc. *                                               23
    3,000   Freeshop.com, Inc. *                                              90
      300   Getthere.com, Inc. *                                               9
    3,200   Gric Communications, Inc. *                                      147
   20,000   Headhunter.Net, Inc. *                                           265
   12,900   High Speed Access Corp. *                                        235
    4,300   Homestore.com, Inc. *                                            420
   15,600   Hoovers, Inc. *                                                  144
    1,000   Internap Network Services Corp. *                                 63
    2,874   Internet Pictures Corp. *                                         92
    2,400   L90, Inc. *                                                       54
    5,000   Media Metrix, Inc. *                                             167
      800   Mediaplex, Inc. *                                                 82
      700   MedicaLogic, Inc. *                                               21
    4,400   Medscape, Inc. *                                                  49
      500   Mypoints.com, Inc. *                                              21
    6,000   N2H2, Inc. *                                                      96
   11,300   National Information Consortium, Inc. *                          496
      500   Navisite, Inc. *                                                  51
    5,600   Netcentives, Inc. *                                              382
      900   Netratings, Inc. *                                                33
    8,000   Promotions.com, Inc. *                                           178
      750   Purchasepro.com, Inc. *                                           62
      500   Radware Ltd. *                                                    23
    1,000   Retek, Inc. *                                                     53
    9,600   Softnet Systems, Inc. *                                          314
    3,700   Tumbleweed Communications Corp. *                                186
   28,600   US SEARCH.com, Inc. *                                            279
    6,000   Viador, Inc. *                                                   216
    3,100   Yesmail.com, Inc. *                                               86
   17,300   ZipLink, Inc. *                                                  311
--------------------------------------------------------------------------------
                                                                           6,181
--------------------------------------------------------------------------------
            Investment Banks/Brokerage (0.3%)
    5,000   DLJdirect, Inc. *                                                 55
   20,000   Web Street, Inc. *                                               136
--------------------------------------------------------------------------------
                                                                             191
--------------------------------------------------------------------------------
            Investment Management (0.3%)
   14,000   Blackrock, Inc. *                                                245
--------------------------------------------------------------------------------
            Leisure Time (0.3%)
   14,000   Steiner Leisure Ltd. *                                           246
--------------------------------------------------------------------------------
            Lodging/Hotel (0.8%)
   12,000   Four Seasons Hotels, Inc.                                        588
--------------------------------------------------------------------------------
            Manufacturing - Diversified Industries (0.2%)
   13,000   Amcol International Corp.                                        184
--------------------------------------------------------------------------------
            Manufacturing - Specialized (0.8%)
    8,000   Astec Industries, Inc. *                                         190
    6,400   Creo Products, Inc. *                                            244
   12,100   Maxwell Technologies, Inc. *                                     143
--------------------------------------------------------------------------------
                                                                             577
--------------------------------------------------------------------------------
            Medical Products & Supplies (4.3%)
    8,000   ArthroCare Corp. *                                               545
   10,000   Caliper Technologies Corp. *                                   1,385
    6,500   CONMED Corp. *                                                   167
    5,300   Neoforma.com, Inc. *                                             267
   10,000   Sciquest.com, Inc. *                                             566
    7,400   Varian Medical Systems, Inc. *                                   282
--------------------------------------------------------------------------------
                                                                           3,212
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (2.7%)
   10,000   Cooper Cameron Corp. *                                           495
   10,400   Dril-Quip,  Inc. *                                               328
    7,700   Precision Drilling Corp. *                                       197
   10,000   Smith International, Inc. *                                      513
   15,000   Varco International, Inc. *                                      152
   10,500   Veritas DGC, Inc. *                                              165
    5,000   Weatherford International, Inc. *                                188
--------------------------------------------------------------------------------
                                                                           2,038
--------------------------------------------------------------------------------
            Restaurants (0.8%)
   14,000   P. F. Chang's China Bistro, Inc. *                               357
    9,000   Papa John's International, Inc. *                                224
--------------------------------------------------------------------------------
                                                                             581
--------------------------------------------------------------------------------
            Retail - Building Supplies (0.5%)
    8,000   Fastenal Co.                                                     350
--------------------------------------------------------------------------------
            Retail - Discounters (0.4%)
    5,900   Dollar Tree Stores, Inc. *                                       260
--------------------------------------------------------------------------------
            Retail - Food (0.5%)
   22,500   Wild Oats Markets, Inc. *                                        371
--------------------------------------------------------------------------------
            Retail - Specialty (2.3%)
   16,000   99 Cents Only Stores *                                           560
   15,000   Cost Plus, Inc. *                                                251
   10,000   Linens N Things, Inc. *                                          196
   17,000   Tuesday Morning Corp.*                                           253
   15,000   Williams-Sonoma, Inc. *                                          476
--------------------------------------------------------------------------------
                                                                           1,736
--------------------------------------------------------------------------------
            Retail - Specialty Apparel (2.1%)
    7,000   Abercrombie & Fitch Co. "A" *                                    150
   13,000   American Eagle Outfitters, Inc. *                                472
   20,000   Charlotte Russe Holding, Inc. *                                  283
   34,000   Chico's Fas, Inc. *                                              501
   11,600   Too, Inc. *                                                      192
--------------------------------------------------------------------------------
                                                                           1,598
--------------------------------------------------------------------------------
            Services - Commercial & Consumer (3.4%)
   19,700   Armor Holdings, Inc. *                                           219
   11,200   Heidrick & Struggles International, Inc. *                       459
   16,400   Innotrac Corp. *                                                 111
   15,000   Labor Ready, Inc. *                                              124
   18,200   Merix Corp. *                                                    255
   28,100   Personnel Group of America, Inc. *                               267
   12,900   Profit Recovery Group International, Inc. *                      350
   37,200   Romac International, Inc. *                                      549
   25,100   Staffmark, Inc. *                                                220
--------------------------------------------------------------------------------
                                                                           2,554
--------------------------------------------------------------------------------
            Services - Computer Systems (1.4%)
      400   724 Solutions,  Inc. *                                            27
   10,800   Complete Business Solutions, Inc. *                              219
   27,800   Imrglobal Corp. *                                                250
   10,100   Mastech Corp. *                                                  246
   18,600   Pomeroy Computer Resources, Inc. *                               302
--------------------------------------------------------------------------------
                                                                           1,044
--------------------------------------------------------------------------------
            Services - Data Processing (1.1%)
   15,000   Computer Horizons Corp. *                                        206
   10,000   MedQuist, Inc. *                                                 199
    7,200   Resourcephoenix.com, Inc. *                                      141
   18,000   Syntel, Inc. *                                                   293
--------------------------------------------------------------------------------
                                                                             839
--------------------------------------------------------------------------------
            Specialty Printing (0.1%)
    8,000   Consolidated Graphics, Inc. *                                    107
--------------------------------------------------------------------------------
            Telecommunications - Cellular/Wireless (0.4%)
      600   Aether Systems, Inc. *                                            74
    3,600   Leap Wireless International, Inc. *                              177
      700   Telecorp PCS, Inc. *                                              30
      800   Tritel, Inc. *                                                    21
      300   Triton PCS Holdings, Inc. "A" *                                   12
--------------------------------------------------------------------------------
                                                                             314
--------------------------------------------------------------------------------
            Telecommunications - Long-Distance (0.8%)
    1,000   Ibasis, Inc. *                                                    75
    8,000   IDT Corp. *                                                      167
    8,900   Pacific Gateway Exchange, Inc. *                                 175
    5,100   Viatel, Inc. *                                                   188
      500   Z-Tel Technologies, Inc. *                                        18
--------------------------------------------------------------------------------
                                                                             623
--------------------------------------------------------------------------------
            Telephones (3.7%)
    9,600   Adelphia Business Solutions *                                    492
    7,500   Allied Riser CommunIcations Corp. *                              171
    3,100   DSL.net, Inc. *                                                   65
   19,300   e.spire Communications, Inc. *                                   204
    7,600   Focal Communications Corp. *                                     305
   12,600   GST Telecommunications, Inc. *                                   109
    8,000   Intermedia Communications, Inc. *                                344
      600   Ixnet, Inc. *                                                     22
   14,400   Network Access Solutions Corp. *                                 396
    3,500   Pac-West Telecomm, Inc. *                                         88
    8,000   Rhythms NetConnections, Inc. *                                   272
    4,500   Winstar Communications, Inc. *                                   319
--------------------------------------------------------------------------------
                                                                           2,787
--------------------------------------------------------------------------------
            Truckers (1.1%)
   30,000   Forward Air Corp. *                                              808
--------------------------------------------------------------------------------
            Waste Management (0.1%)
    7,700   Waste Connections, Inc. *                                         94
--------------------------------------------------------------------------------
            Total common stocks (cost: $50,057)                           64,097
--------------------------------------------------------------------------------


  Principal
   Amount
   (000)
-----------

                          SHORT-TERM (13.6%)
            U.S. Government & Agency Issues Discount Note
  $10,116   Federal Home Loan Bank, Discount Note, 5.72%, 2/01/2000
              (cost: $10,116)                                             10,116
--------------------------------------------------------------------------------
            Total investments (cost: $60,173)                            $74,213
================================================================================













USAA SMALL CAP STOCK FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)



GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 5.5% of net assets at January 31, 2000.


Specific Notes
* Non-income producing.





See accompanying notes to financial statements.











USAA SMALL CAP STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2000
(Unaudited)



ASSETS
   Investments in securities, at market value (identified
     cost of $60,173)                                                 $ 74,213
   Cash                                                                    271
   Receivables:
      Capital shares sold                                                  396
      Securities sold                                                      280
      Miscellaneous                                                          7
      Dividends                                                              2
                                                                      --------
         Total assets                                                   75,169
                                                                      --------
LIABILITIES
   Securities purchased                                                    440
   Capital shares redeemed                                                  86
   USAA Investment Management Company                                       42
   USAA Transfer Agency Company                                             13
   Accounts payable and accrued expenses                                    48
                                                                      --------
         Total liabilities                                                 629
                                                                      --------
            Net assets applicable to capital shares outstanding       $ 74,540
                                                                      ========

REPRESENTED BY:
   Paid-in capital                                                    $ 60,484
   Accumulated net investment loss                                        (119)
   Accumulated net realized gain on investments                            135
   Net unrealized appreciation of investments                           14,040
                                                                      --------
            Net assets applicable to capital shares outstanding       $ 74,540
                                                                      ========
   Capital shares outstanding                                            5,539
                                                                      ========
   Authorized shares of $.01 par value                                 100,000
                                                                      ========
   Net asset value, redemption price, and offering price per share    $  13.46
                                                                      ========


See accompanying notes to financial statements.















USAA SMALL CAP STOCK FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2000*
(Unaudited)

Net investment loss:
   Income:
      Dividends (net of foreign taxes withheld of $0)                   $     9
      Interest                                                              162
                                                                        -------
         Total income                                                       171
                                                                        -------
   Expenses:
      Management fees                                                       153
      Transfer agent's fees                                                  41
      Custodian's fees                                                       33
      Postage                                                                 4
      Shareholder reporting fees                                              9
      Directors' fees                                                         1
      Registration fees                                                      39
      Professional fees                                                       9
      Other                                                                   1
                                                                        -------
         Total expenses                                                     290
                                                                        -------
            Net investment loss                                            (119)
                                                                        -------
Net realized and unrealized gain on investments:
   Net realized gain                                                        135
   Change in net unrealized appreciation/depreciation                    14,040
                                                                        -------
            Net realized and unrealized gain                             14,175
                                                                        -------
Increase in net assets resulting from operations                        $14,056
                                                                        =======


* Fund commenced operations on August 2, 1999.

See accompanying notes to financial statements.













USAA SMALL CAP STOCK FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2000*
(Unaudited)


From operations:
   Net investment loss                                                 $   (119)
   Net realized gain on investments                                         135
   Change in net unrealized appreciation/depreciation of
      investments                                                        14,040
                                                                       --------
      Increase in net assets resulting from operations                   14,056
                                                                       --------
From capital share transactions:
   Proceeds from shares sold                                             73,735
   Shares issued for dividends reinvested                                   -
   Cost of shares redeemed                                              (13,251)
                                                                       --------
      Increase in net assets from capital share transactions             60,484
                                                                       --------
Net increase in net assets                                               74,540
Net assets:
   Beginning of period                                                      -
                                                                       --------
   End of period                                                       $ 74,540
                                                                       ========

Undistributed net investment loss included in net assets:
   End of period                                                       $   (119)
                                                                       ========

Change in shares outstanding:
   Shares sold                                                            6,628
   Shares issued for dividends reinvested                                   -
   Shares redeemed                                                       (1,089)
                                                                       --------
      Increase in shares outstanding                                      5,539
                                                                       ========


* Fund commenced operations on August 2, 1999.

See accompanying notes to financial statements.













USAA SMALL CAP STOCK FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this semiannual report pertains only to the USAA Small Cap Stock Fund (the Fund), which commenced operations on August 2, 1999. The Fund's investment objective is long-term growth of capital. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets principally in equity securities of companies with small market capitalizations.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. Each committed line of credit is also subject to a facility fee. CAPCO charges an annual facility fee of up to .08% of the committed facility, and Bank of America charges an annual facility fee of .09% of the committed facility. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 2000.


(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2000, were $53.1 million and $3.2 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 2000, were $18.7 million and $4.7 million, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The Fund did not utilize these services during the six-month period ended January 31, 2000.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 2000, the Association and its affiliates owned 2.0 million shares (36.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout the period is as follows:


                                                                     Six-month
                                                                   Period Ended
                                                                    January 31,
                                                                       2000*
                                                                   -------------

Net asset value at beginning of period                             $ 10.00
Net investment loss                                                   (.04)(a)
Net realized and unrealized gain                                      3.50
                                                                   -------------

Net asset value at end of period                                   $ 13.46
                                                                   =============

Total return (%)                                                     34.60
Net assets at end of period (000)                                  $74,540
Ratio of expenses to average net assets (%)                           1.40(b)
Ratio of net investment loss to average net assets (%)                (.58)(b)
Portfolio turnover (%)                                                9.24

 * Fund commenced operations August 2, 1999.
(a)Calculated using weighted average shares.
(b)Annualized. The ratio is not necessarily indicative of 12 months of operations.

















Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                                   Legal Counsel
USAA Shareholder Account Services                Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                         Exchange Place
San Antonio, Texas 78288                         Boston, Massachusetts 02109

Custodian                                        Independent Auditors
State Street Bank and Trust Company              KPMG LLP
P.O. Box 1713                                    112 East Pecan, Suite 2400
Boston, Massachusetts 02105                      San Antonio, Texas 78205

Telephone Assistance Hours                       Internet Access
Call toll free - Central Time                    usaa.com(Service Mark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777